UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 May 18, 2018 (May 15, 2018)
Date of Report (Date of earliest event reported):

Western Asset Mortgage Capital Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

 DELAWARE
(STATE OF INCORPORATION)

001-35543	27-0298092
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

385 East Colorado Boulevard	91101
Pasadena, California	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(626) 844-9400
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[ ]

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2018, Western Asset Management Company, the external manager (the “Manager”) of Western Asset Mortgage Capital Corporation (the “Company”), finalized the bonus payable to Lisa Meyer, the Company’s chief financial officer and treasurer, with respect to the twelve months ended December 31, 2017. For such period, the Manager paid Ms. Meyer a bonus totaling $490,000 which consisted of $392,000 in cash, $57,360 in deferred cash under the Manager's deferred compensation plan and restricted shares of the Company's common stock with a grant date fair value of $40,640, which such restricted shares will vest in one-quarter increments on April 30 of each of 2019, 2020, 2021 and 2022.  The cash portion of the bonus is included in the "Bonus" column of the Summary Compensation Table below. As disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2018 (the “Proxy”), the Company will reimburse the Manager for the payment of this bonus.

Ms. Meyer’s bonus amount for 2017 was not included in the Summary Compensation Table included in the Proxy because it had not been determined at the time of filing the Proxy. Pursuant to Item 5.02(f) of Form 8-K, below is a revised Summary Compensation Table, which includes (i) the cash portion of the 2017 bonus amount paid by the Manager to Ms. Meyer and reimbursed by the Company and (ii) the revised total compensation figure for 2017. No other amounts have changed.

Summary Compensation Table

The following table sets forth Ms. Meyer's annual summary compensation (paid by the Manager and reimbursed by the Company) for the fiscal year ended December 31, 2017.

Name and Principal Position	Year	Salary	Bonus		Stock Awards		All Other Compensation		Total
Lisa Meyer (Chief Financial Officer and Treasurer)	2017	$300,000	$449,360	(1)	—	(2)	$40,779	(3)	$790,139

(1) Represents a bonus consisting of $392,000 in cash and $57,360 in deferred cash under the Manager's deferred compensation plan. This amount does not include restricted shares of the Company's common stock that were previously owned by the Manager and awarded to Ms. Meyer under its deferred compensation plan. Such restricted shares had a grant date value of $40,640 and will vest in one quarter increments on April 30 of each of 2019, 2020, 2021 and 2022

(2) No shares were awarded to Ms. Meyer pursuant to the Company's or the Manager's equity plans in 2017.

(3) Includes (i) $13,500 in matching contributions to our Manager's 401(k) plan, (ii) $2,328 in life insurance premiums paid on behalf of Ms. Meyer, (iii) $18,475 in medical benefits paid on behalf of Ms. Meyer and (iv) $6,476 in other miscellaneous expenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 18, 2018	By:	/s/ Adam C. E. Wright
		Name:	Adam C. E. Wright
		Title:	Assistant Secretary